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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)    May 14, 2001


                           LOWRANCE ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                             0-15240               44-0624411
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
incorporation or organization)       Identification No.)

                 12000 East Skelly Drive, Tulsa, Oklahoma 74128
             (Address of principal executive offices and zip code)

                                 (918) 437-6881
              (Registrant's telephone number, including area code)

Item 5.    Other Events:

On May 3, 2001, the Registrant announced that it had received written notification from Cobra Electronics Corporation ("Cobra") that Cobra had terminated its tender offer to purchase all of the outstanding shares of the Registrant's common stock, as described in the Registrant's Press Release dated May 3, 2001, attached as an Exhibit to this Form 8-K.


Item 7.    Financial Statements and Exhibits.

           (a)  Financial Statements of businesses acquired:

           Not applicable.

           (b)  Pro forma financial information:

           Not applicable.

           (c)  Exhibits:

           The following Exhibit is filed herewith:

                Exhibit 99.2  Press Release, dated May 3, 2001, relating to the tender offer by Cobra Electronics Corporation.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          DATED:  May 14, 2001

                                          LOWRANCE ELECTRONICS, INC.


                                          By: /s/ Douglas J. Townsdin
                                             -----------------------------
                                             Douglas J. Townsdin
                                             Vice President of Finance and
                                               Chief Financial Officer
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                               INDEX TO EXHIBITS

    The exhibits listed on the following Exhibit Index are filed as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

     Exhibit
     Number    Description
     ------    -----------

     99.2 Press Release dated May 3, 2001, relating to the tender offer by Cobra Electronics Corporation.